                                                                   Exhibit 10.43

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

     This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 27th day of March, 2002 by and among CECO GROUP, INC., CECO FILTERS,
INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").

                                   BACKGROUND

    A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001 and by Fourth Amendment to Credit Agreement dated as of August 20, 2001(as amended, the "Credit Agreement").

    B. The Borrowers have requested and the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

    1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

    2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

    (a) The provision in paragraph 2(m) of the Third Amendment to Credit Agreement (as modified by paragraph 2(h) of the Fourth Amendment to Credit Agreement), which modifies Section 6.1(a) Leverage Ratio of the Credit Agreement, is hereby modified as follows:

        (m) Section 6.1(a) Leverage Ratio of the Credit Agreement shall be abated as it presently exists through January 1, 2002 and shall be modified as follows:

        (a) Leverage Ratio. Permit the Leverage Ratio, as of the end of any fiscal quarter ending during the period specified below, for the prior four consecutive fiscal quarters, to equal or exceed the amount set forth opposite such period:

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
            ---------------------------------------------------------------------------------------
                                                                     Leverage Ratio Must Not Be
              Last Day of Fiscal Quarter During Period                       Greater Than
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------
              December 31, 2000 through March 30, 2001                        5.50 to 1
            ---------------------------------------------------------------------------------------
              March 31, 2001 through June 29, 2001                            6.30 to 1
            ---------------------------------------------------------------------------------------
              June 30, 2001 through September 29, 2001                        6.70 to 1
            ---------------------------------------------------------------------------------------
              September 30, 2001 through December 30, 2001                    5.50 to 1
            ---------------------------------------------------------------------------------------
              December 31, 2001                                               3.40 to 1
            ---------------------------------------------------------------------------------------


              provided, however, the abatement of Section 6.1(a) Leverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement on January 2, 2002.

          (b) The provision in paragraph 2(o) of the Third Amendment to Credit Agreement (as modified by paragraph 2(j) of the Fourth Amendment to Credit Agreement), which modifies Section 6.1(c) Interest Coverage Ratio of the Credit Agreement, is hereby modified as follows:

               (o) Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall be abated in its entirety as it presently exists through January 1, 2002 and shall be modified as follows:

               (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the end of each fiscal quarter ending during the period specified below, to be less than the amount set forth opposite such period:


            ---------------------------------------------------------------------------------------
                                                                     Interest Coverage Ratio Must
              Last Day of Fiscal Quarter During Period                       Not Be Less Than
            ---------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------
              December 31, 2000 through March 30, 2001                        1.40 to 1
            ---------------------------------------------------------------------------------------
              March 31, 2001 through June 29, 2001                            1.10 to 1
            ---------------------------------------------------------------------------------------
              June 30, 2001 through September 29, 2001                        1.00 to 1
            ---------------------------------------------------------------------------------------
              September 30, 2001 through December 30, 2001                    1.25 to 1
            ---------------------------------------------------------------------------------------
              December 31, 2001                                               1.65 to 1
            ---------------------------------------------------------------------------------------


              provided, however, that Interest Coverage Ratio for September 30, 2001, shall be calculated on the basis of calendar year 2001 to date, rather than a rolling twelve month basis, and further provided, however, the abatement of Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall cease on January 2, 2002, and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment, except that the words "equal or exceed" in the fifth line of Section 6.1(c) shall be changed to "be less than".

     3. Sale of Assets. The provisions of Section 2.10 (c) and Section 6.5 of the Credit Agreement notwithstanding, Borrowers are permitted to sell the assets described on Exhibit A-5


                                       2

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attached hereto and by this reference incorporated herein, subject to fulfillment, to the satisfaction of Agent and its counsel, of the following terms:

        (a) In addition to any other amounts due under the Credit Agreement, Borrowers shall have paid to Agent, for the ratable benefit of the Banks, the sum of Two Hundred Fifty Thousand Dollars ($250,000), on or prior to the date of this Amendment. Such amount and all other amounts required to be paid hereunder shall be applied as prepayment of the principal of Term Loan B. Such payments shall be applied in the inverse order of maturity.

        (b) In addition to any other amounts due under the Credit Agreement, Borrowers shall pay to Agent, for the ratable benefit of the Banks, the sum of One Hundred Twenty-Five Thousand Dollars ($125,000), on or prior to March 15, 2002, which amount shall be applied as a prepayment of the principal of Term Loan B as provided in subparagraph 3 (a) above.

        (c) In addition to any other amounts due under the Credit Agreement, Borrowers shall pay to Agent, for the ratable benefit of the Banks, the sum of Fifty Thousand Dollars ($50,000) each, on or prior to September 30, 2002 and March 31, 2003, which amounts shall be applied as a prepayment of the principal of Term Loan B as provided in subparagraph 3 (a) above.

        (d) This authorization of sale of assets shall not be deemed to be a waiver of the provisions of Section 2.10 (c) or Section 6.5 of the Credit Agreement or any other provision thereof which prohibits or restricts sale of any other assets of Borrowers.

     4. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     5. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

     6. Representations and Warranties.

        (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as amended herein are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as

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amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

        (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

        (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

        (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

     7. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

        (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

            (i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto; and

            (ii) The Amendment to Security Agreement which adds CECO Abatement Systems, Inc. as a Debtor; updates the representations and warranties

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

          set forth in the Security Agreement dated December 7, 1999 as to all Debtors; and authorizes Agent to file such financing and continuation statements as Agent deems necessary or appropriate in order to perfect and continue the perfection of the security interests created by the Security Agreement, without the signature of any Debtor, including, without limitation, "in lieu of" filings.

               (iii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

          (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

           (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

          (d) The Borrowers shall have paid the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Amendment.

     8. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.

     9. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Credit Agreement and Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

     10. Effective Date. The parties hereto agree that the provisions of paragraph 2 of this Amendment shall for all purposes be deemed to be effective as of December 31, 2001and for all purposes the Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in such paragraph, even though this Amendment is executed after such date.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

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

                             CECO GROUP, INC.


                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:


                             CECO FILTERS, INC.


                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:

                             AIR PURATOR CORPORATION

                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:

                             NEW BUSCH CO., INC.


                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:


                             THE KIRK & BLUM MANUFACTURING COMPANY


                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:



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

                             KBD/TECHNIC, INC.


                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:


                             CECO ABATEMENT SYSTEMS, INC.


                             By: /s/ Marshall J. Morris
                                ------------------------------------------------
                             Name:
                             Title:


                             PNC BANK, NATIONAL ASSOCIATION, as
                             Agent and as a Bank


                             By: /s/ William C. Miles
                                ------------------------------------------------
                             Name:  /s/ William C. Miles
                             Title: /s/ Vice President


                             FIFTH THIRD BANK, as a Bank


                             By: /s/ David R. Alexander
                                ------------------------------------------------
                             Name:  /s/ David R. Alexander
                             Title: /s/ Assistant Vice President


                             BANK ONE, NA, as a Bank


                             By: /s/ Gary K. Myers
                                ------------------------------------------------
                             Name: /s/ Gary K. Myers
                             Title: /V.P./

                               GUARANTOR'S CONSENT

     By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Fifth Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                      CECO ENVIRONMENTAL CORP.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


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

                         SUBORDINATED CREDITOR'S CONSENT

     The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Fifth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                         GREEN DIAMOND OIL CORP.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title

                         SUBORDINATED CREDITOR'S CONSENT

     The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Fifth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                       ICS TRUSTEE SERVICES, LTD.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title

                         SUBORDINATED CREDITOR'S CONSENT

     The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"). The Subordinated Creditor consents to the Borrowers' execution of the foregoing Fifth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                       HARVEY SANDLER


                                       -----------------------------------------

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